UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2023

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:  See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 21, 2023, Anand Selvakesari, the Chief Executive Officer of Personal Banking and Wealth Management (PBWM) of Citigroup Inc. (Citi), responsible for Citi’s U.S. Personal Banking and Global Wealth Management businesses, accepted a role as Citi’s Chief Operating Officer. As Chief Operating Officer, Mr. Selvakesari’s responsibilities will include running Citi’s enterprise-wide Transformation program and leading Citi’s ongoing efforts to strengthen data quality and sharing across the firm. Mr. Selvakesari will continue to report to Jane Fraser, Citi’s Chief Executive Officer, and to serve as the Chief Executive Officer of PBWM.

Biographical Information concerning Mr. Selvakesari, as described in Items 401(b) and (e) of Regulation S-K, is disclosed in Citi’s 2022 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on February 27, 2023. Mr. Selvakesari participates in Citi’s compensation plans as described in Citi’s Proxy Statement for its Annual Meeting of Stockholders filed with the SEC on March 15, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: March 21, 2023
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
General Counsel and Corporate Secretary

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